Other current and non-current liabilities	12 Months Ended
Dec. 31, 2025
Other current and non-current liabilities
Other current and non-current liabilities

Note 16. Other current and non-current liabilities

16.1Other non-current liabilities

On December 31, 2025, other non-current liabilities amount to €1.2 million, compared to €1.0 million at December 31, 2024. This amount is mainly composed of an advance payment received from CTTQ related to the re-invoicing of the costs of the NATiV3 Phase III global trial.

16.2Other current liabilities

	December 31,	December 31,	December 31,
(in thousands of euros)	2023	2024	2025
Employee‑related payables	1,869	2,604	2,734
Accrued payroll and other employee‑related taxes	1,540	1,741	10,739
VAT payables	3,569	3,798	1,622
Other accrued taxes and employee‑related expenses	164	126	148
Other miscellaneous payables	23	331	2,738
Other current liabilities	7,165	8,600	17,981

No discounting has been performed on other current liabilities as their maturity is less than 1 year from the end of the period.

On December 31, 2025, other current liabilities increased by €9.4 million, mainly due to an increase in accrued payroll and other employee-related taxes by €9.0 million and in other miscellaneous payable by €2.4 million, partly compensated by the decrease of VAT payables of €2.2 million.

Accrued payroll and other employee-related taxes mainly relate to payables to social security and employee-benefit organizations such as URSSAF, KLESIA, and APGIS, of which €9.0 million related to employer contribution for share-based plans in 2025.

As of December 31, 2025, other miscellaneous payables mainly included the credit notes to be issued by the Company in favor of CTTQ, following the satisfaction of the condition precedent upon the closing to the T2 Transaction, for a total amount of $3.0 million, equivalent to €2.6 million as of December 31, 2025 (the first credit note has been issued in July 2025, for an amount of $2.0 million, the second credit note was issued on January 1, 2026 and amounted to $1.5 million, and the third credit note is required to be issued on June 1, 2026 and will amount to $1.5 million) (see Note 1.2 Significant events of 2025).

On December 31, 2024, other current liabilities increased by €1.4 million, mainly due to an increase in employee - related payables by €0.7 million.

On December 31, 2023, other current liabilities increased by €1.7 million, mainly due to an increase in VAT payables by €1.4 million, mostly including self - assessed VAT.

Other accrued taxes and employee-related expenses concern provisions for payroll taxes, such as professional training charges, apprenticeship tax, the employer’s contribution to construction investment in France and the payroll tax.